FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financial income:
Interest income	$ 2,174	$ 1,900	$ 1,358
Financial expenses:
Exchange rate differences and other	1,480	174	47
Amortization/accretion of premium/discount on marketable securities , net	1,278	1,066	584
Financial and other expenses, total	$ (584)	$ 660	$ 727